SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2000
                                                   ------------


                              CONDOR CAPITAL, INC.
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
           -----------------------------------------------------------
          (State or other jurisdiction of Incorporation or organization

      33-20848-D                                      91-2031401
 ------------------------                   ------------------------------------
 (Commission File Number)                   (I.R.S. Employer Identification No.)


3858 West Carson Street, Suite 127, Torrance, California            90503-6705
--------------------------------------------------------            ------------
(Address of principal executive offices)                             (Zip Code)

                                 (310) 944-9771
              ---------------------------------------------------
              (Registrant's telephone number, including area code)


                8891 East Easter Place, Englewood, Colorado 80112
           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

     On June 7, 2000, the Registrant entered into an Amended and Restated Joint Venture Agreement with Tech-Catalyst Ventures Inc.("Tech"), of Vancouver, British Columbia which completely amends, restates, and supersedes the Joint Venture Agreement dated March 22, 2000 by and between the Registrant and Tech. Under the terms of the Amended and Restated Joint Venture Agreement, the Registrant and Tech, through Konnect Corp., a newly formed Delaware corporation, will join to expand and grow an existing data network developed by Applied Communications Techniques, Inc. ("ACT"), a subsidiary of Tech.

     The original Joint Venture Agreement by and between the Registrant and Tech, dated March 22, 2000 was amended to adjust and clarify the contributions, responsibilities, share ownership, and distribution of income to both the Registrant and Tech in order to more accurately reflect the intent of the parties to the Joint Venture. Specifically, the Registrant's mandatory capital contribution will decrease from $1,500,000 to $1,000,000. In addition, the initial Joint Venture Agreement called for the issuance of Preferred Stock to the Registrant and Common Stock to Tech, and under the Amended and Restated Joint Venture Agreement, each party shall receive an equal number of shares of Common Stock of Konnect Corp.

     The complete terms and conditions of the Joint Venture are set forth in the Amended and Restated Joint Venture Agreement between the Registrant and Tech attached hereto and incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits
        -----------------------------------------------------------------

     (c) Exhibits.
         --------

          10.2 Amended and Restated Joint Venture Agreement between Registrant and Tech-Catalyst Ventures Inc. dated June 7, 2000.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                                  CONDOR CAPITAL, INC.
                                                  (Registrant)


Date: June 9, 2000                                /S/  Lee Gahr
                                                  ------------------------------
                                                  By: Lee Gahr
                                                  Its:  President



Date: June 9, 2000                                /S/  W. Patrick Battista
                                                  ------------------------------
                                                  By: W. Patrick Battista
                                                  Its: Secretary and
                                                       Chief Financial Officer

                                  EXHIBIT 10.2
                                  ------------

                              AMENDED AND RESTATED
                             JOINT VENTURE AGREEMENT


     This Amended and Restated Joint Venture Agreement ("Agreement") is made effective this 7th day of June, 2000 and entered into at Vancouver, British Columbia by and between Condor Capital Inc., a company organized under the laws of the State of Nevada, located at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705 ("Condor") and Tech-Catalyst Ventures, Inc., a company organized under the laws of the Province of British Columbia, located at 2737 Granville Street, Vancouver, BC, Canada V6H 3J1 ("Tech").

                              Complete Restatement
                              --------------------

     This Amended and Restated Joint Venture Agreement completely amends, restates, and supersedes the Joint Venture Agreement dated March 22, 2000, by and between the parties hereto.

                                    Recitals
                                    --------

     WHEREAS, on March 22, 2000, Condor and Tech entered into a Joint Venture Agreement.

     WHEREAS, Condor and Tech desire to amend and completely Restate the Joint Venture Agreement in order to clarify the duties, responsibilities, and rights of both Condor and Tech as set forth herein.

     WHEREAS, Condor is a NASD, over-the-counter bulletin board, public company which invests into emerging market companies.

     WHEREAS Condor is the parent corporation of Konnect Corp., (Konnect) a Delaware corporation, located at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705.

     WHEREAS  Tech  is  the  parent   corporation   of  Applied   Communications
Techniques, Inc., (ACT) a Delaware corporation, located at c/o Harvard Business Services, Inc., 25 Greystone Manor, Lewes, Delaware 19958-9776.

     WHEREAS, ACT is the owner of an existing data network which enables users to access application services for business to business communication and commerce. The network is capable of delivering high quality of service, real time interactive applications services; including video and audio conferencing, large data storage and transfer and unified messaging. This network is the culmination of several years of research and development with companies engaged in the creation and distribution of media assets. The network is designed to satisfy the needs applicable to the business-to-business community.

     WHEREAS, Condor and Tech desire to conduct business jointly, pursuant to the terms of this Agreement, through Konnect in order to expand and grow the existing data network developed by ACT. Konnect will focus on the business-to-business needs of media creators and distributors who shall engage the services developed and enabled by ACT. Konnect shall provide full customer support operations including sales and marketing, technical support, administration, and full research and development services by Tech.

                         Formation of the Joint Venture
                         ------------------------------

     NOW, THEREFORE, the parties to this Agreement do hereby voluntarily associate themselves together as joint ventures subject to the following terms and conditions:

                            Purpose of Joint Venture
                            ------------------------

     1. The purpose of this joint venture shall be to conduct business jointly through Konnect:

     (a) In order to expand and grow the existing data network developed by ACT;

     (b) To conduct all business, present and future, resulting from the products and services designed, created and developed by ACT to date;

     (c) To conduct all business, present and future, resulting from the products and services designed, created, and developed by Tech to date and from this date forward, pursuant to the terms and conditions of this Agreement, with the exception of any product(s) or service(s) which are internal to the operations of Tech.

                              Name of Joint Venture
                              ---------------------

     2. Subject to the fulfillment of this Agreement, the joint venture shall exist under the corporate name of Konnect Corp.

                             Office of Joint Venture
                             -----------------------

     3. This joint venture shall maintain an office for the transaction of business of Konnect at 3858 W. Carson Street, Suite 127, Torrance, California 90503-6705, though Konnect may relocate the office at any time or establish additional offices in other States or Countries as need dictates.

                                  Contributions
                                  -------------

     4. The responsibilities of both parties to Konnect upon the execution of this Agreement shall be:

     (a) Contributions and Obligations of Condor. Condor shall contribute and be responsible for:

          (i)  Providing co-managerial services to Konnect;


          (ii) Timely funding of Konnect incubator project(s), that are approved and agreed upon by the Body of Directors of Condor. The Board of Directors of Condor shall review, agree upon and approve funding on a project-by-project basis, subject to the submission of incubator project(s) by Konnect a minimum of thirty (30) days prior to funding request by Konnect.

          (iii)Provisioning of all equipment required by Konnect in conjunction with the further development and execution of products and services of Konnect, with said equipment to be leased to Konnect under terms and conditions to be agreed upon jointly by the Board of Directors of Condor and Konnect.

          (iv) The payment of security deposits or letters of credit which may be required by any individual, company or institution who provides a service required for the further development and execution of products and services developed and offered by Konnect.

          (v) Initial financing for Konnect, scheduled as follows: (a) twenty-five thousand US dollars (US$ 25,000) on or before June 9th 2000, and (b) one hundred seventy-five thousand US dollars (US$ 175,000) on or before June 21st 2000, and (c) three hundred thousand US dollars (US$ 300,000) on or before July 21st 2000, and (d) five hundred thousand US dollars (US$ 500,000) on or before August 25th 2000.

          (vi) Continuous notification of all material events occurring within Condor in respect to any operations relating to the workings of Konnect, details of such shall be immediately forwarded in writing to and acknowledged by an authorized member of Konnect.

     (b) Contributions and Obligations of Tech. Tech shall contribute and be responsible for:

          (i)  Providing co-managerial services to Konnect;

          (ii) The contribution of ACT, including but not limited to, all contracts, agreements and technologies inherent to ACT, through the merger of ACT with and into Konnect with Konnect being the surviving corporation.

          (iii)Tech  shall  contribute  a  working   operational   system(s)  or
               network(s)   for  the   transfer   of  data,   video   and  voice
               communications within said network.

          (iv) Tech shall bring to Konnect all incubator project(s) to be developed within Konnect. Condor shall have first right of refusal to provide financing (as referenced in section 4(a)(ii)), through Konnect, for any incubator project(s) which are accepted or rejected by the Board of Directors of Condor within five (5) business days of submission for financing by Tech. Should any material changes be made after the initial submission for financing by Konnect, Condor shall have the first right to review and accept or reject the revised opportunity within an additional five (5) business days.

          (v) Continuous notification of all material events occurring within Konnect and/or Tech in respect to any operations relating to the workings of Konnect, details of such shall be immediately forwarded in writing to and acknowledged by an authorized member of Condor.

                  Structure of Joint Venture Company (Konnect)
                  --------------------------------------------

     5. In exchange for the contributions made or to be made by the parties hereto, their respective interest in the Konnect shall be as follows:

     (a) Condor. Condor shall receive Ten Million (10,000,000) shares of Konnect Corp. Common Stock $0.001 par value common. Each share of Common Stock shall have, for all purposes one (1) vote per share.

     (b) Tech. Tech shall receive Ten million (10,000,000) shares of Konnect Corp. Common Stock $0.001 par value common. Each share of Common Stock shall have, for all purposes one (1) vote per share.

     (c) No Further Issuance of Shares. The parties further agree that no additional shares of Common Stock or Preferred Stock of Konnect may be issued, and that convertible debentures or notes, bonds or other forms of ownership cannot be authorized unless (i) both Condor and Tech agree to any such further issuance of shares or authorization of debt or convertible securities, in writing, and (ii) that for each class of additional shares issued, an equal number of shares are immediately issued for all other classes of shares.

     (d) Additional capitalization. In the event that capital requirements exceed the funding obligations of Condor as set forth in section 4(a) or in the event that the board of directors of Condor does not approve any additional capital investment in excess of these amounts, the board of directors of Konnect shall be allowed to use their discretion at pursuing alternative methods of financing subject to the compliance of the terms and conditions contained within this Agreement.

     (e) Konnect Board of Directors.

          (i)  At  all  times  the  board  of   directors   shall   have   equal
               representation from each of the respective parties of this Agreement.

          (ii) It  is  not  a  requirement   that  a  board  member  of  Konnect
               necessarily be a board member of either Condor or Tech.

          (iii)Except for the initial board members appointed as a result of this Agreement, election of new members shall be through the submittal by Condor and Tech of their respective candidate(s) who will then be approved or disqualified by the current sitting board and shareholders of Konnect, with such approval not to be unduly withheld.

          (iv) The initial board of directors of Konnect shall be:

               Mr. Aschwanden (Ruedi)             Director
               Mr. Battista (W. Patrick)          Director
               Mr. Gahr (Lee E.)                  Director
               Mr. Kunz (Tilo)                    Director

     (f) Konnect Executive Officers. The initial executive officers of Konnect shall be as follows:

               Chairman                           Lee E. Gahr
               President / CEO                    Tilo Kunz
               Vice-President Marketing           W. Patrick Battista
               Vice-President of Technologies     Ruedi Aschwanden
               Treasure / CFO                     Lee E. Gahr
               Secretary                          Lee E. Gahr

     (g) Bank Signatories. The initial signatories authorized to sign upon Konnect bank accounts, authorized to sign contracts or other corporate obligations of Konnect shall be both of:

                    Lee E. Gahr and Tilo Kunz

     In the event that either or both of the above named signatories are incapacitated or are no longer capable of performing their duties, a board member respective of each others company may become the signatory on their behalf.

     (h) Board Powers. Subject to the powers of the board of directors as set forth in the Certificate of Incorporation as amended and the By-laws of Konnect, the board of directors of Konnect shall be responsible for all budgets, expenditures, and revenues of the Company.

          (i) Distribution of Revenues. The parties agree that Konnect shall distribute its revenues as follows:

          (i) Condor shall be compensated, on a quarterly basis, 22.5% of the gross profits of Konnect. Said compensation shall be referred to as Financial Management Consulting Fees for Konnect; and

          (ii) Tech shall be compensated, on a quarterly basis, 22.5% of the gross profits of Konnect. Said compensation shall be referred to as Operational Management and Consulting Fees for Konnect; and,

          (iii)Revenues generated from the sale or liquidation of assets shall be divided equally or as determined on a case-by -case basis by the Board of Directors of Condor and Konnect.

                        Restrictions on Transfer of Stock
                        ---------------------------------

     6.1 No holder of shares of Common Stock or Preferred Stock of Konnect, the ("Shares") shall sell or otherwise dispose of their shares, or any right or interest in such Shares, without first offering to sell the shares to Konnect, then to the other existing non selling shareholders of Konnect on a pro rata basis, in the manner set forth in this article. Any purported sale or other disposition of Shares in violation of these provisions shall be null and void.

     6.2 A shareholder desiring to sell or otherwise dispose of all or any part of his or her Shares, or any interest therein ("the selling shareholder"), shall given written notice of that fact to Konnect. The notice must be given by registered or certified mail, return receipt requested, addressed to the Secretary of Konnect at the Corporation's principle executive office, or delivered in person to the Secretary. The notice must designate the number of Shares to be sold, the name of the proposed purchaser, if any, the price per share which has been agreed on in good faith between the selling shareholder and the proposed purchaser, if any, and the total amount involved in the sale, or, if there be no proposed purchaser, the price per share at which the shareholder offers to sell, and the total amount thereof, and the terms on which the selling shareholder intends to make the sale.

     6.3 Within thirty (30) days following receipt by the Secretary of the said notice, Konnect, if it desires to purchase all or any of the Shares of the selling shareholder, must mail or deliver to the selling shareholder a written offer to purchase the Shares at the price and on the terms stated in the said notice.

     6.4 In the event that Konnect shall elect, within such thirty (30)-day period, to purchase less than all of the Shares of the selling shareholder the Secretary shall at the termination of that thirty (30) period, furnish to each of the other shareholders of record a notification specifying the number of Shares remaining to be sold, the price per share, the terms on which the selling shareholder intends to make the sale, and the name of the proposed purchaser, if any, or, if none, a statement of that fact. The notification may be delivered personally to each shareholder or may be mailed, registered or certified, return receipt requested, to the last known address of each shareholder, as the same may appear on the books of the Corporation.

     6.5 Within fifteen (15) days following the mailing or personal delivery the notification to the other shareholders, any shareholders, any shareholder desiring to purchase all or any portion of the Shares referred to in said notification shall deliver to the Secretary, by mail or otherwise, a written offer to purchase a specified number of the Shares, at the price and on terms stated in the notification.

     6.6 If the total number of Shares specified in the offer(s) from the shareholder(s) exceeds the total number of shares referred to in the notification, the Shares to be sold shall be allocated, pro rate, among the offering shareholder(s) according to the number of Shares owned by each such shareholder relative to the total number of issued and outstanding shares of the Corporation, as determined at the time the selling shareholder notifies the Secretary of his proposed sale pursuant to subparagraph 8.2, above of this Section.

     6.7 If all the Shares referred to in the Secretary's notification are not disposed of under the apportionment formula provided for in paragraph 8.6, above, each shareholder desiring to purchase a portion of the remaining undisposed Shares, which portion is in excess of his or her relative ownership interest in the Corporation, shall be entitled to purchase that number of the remaining undisposed Shares which bears the same relation to the number of total remaining undisposed Shares as the number of Shares which he or she holds bears to the total number of Shares held by all the shareholders desiring to purchase the remaining undisposed shares (not taking into account, for this purpose, those shares which are allocated under the apportionment formula of paragraph 8.6, above). If there is no other shareholder desiring to purchase Shares in excess of those to which he or she is entitled under the paragraph 8.6 apportionment formula, any shareholder shall be entitled to purchase the entire number of remaining undisposed Shares.

     6.8 Unless all of the offered Shares have been purchased by the Corporation or by the shareholder(s), or by both, within a period of sixty (60) days following the mailing or delivery of the selling shareholder's notice to the Secretary, as required by paragraph 8.2 of this Section, all the offered Shares shall be released from the restrictions on sale or other disposition hereunder. However, such Shares shall be sold or otherwise disposed under this paragraph
8.8 at a price which is not less than, and on terms which are not more favorable than, that specified in the selling shareholder's notice to the Secretary. Further, the sale or other disposition must be completed no later than fifteen
(15) days following the said sixty (60) -day periods. Upon completion of the sale or other disposition, or after the expiration of the fifteen (15)-day period within which the sale or other disposition must be completed, whichever occurs first, or other disposition imposed by this section.

     6.9 Legend on Stock Certificates. Each certificate representing Shares owned of record or beneficially by a party to this Agreement shall be endorsed with the following legend:

          THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL AGREEMENT BETWEEN THE COMPANY AND THE HOLDERS THAT ARE SIGNATORIES THERETO, PROVIDING FOR, AMONG OTHER MATTERS, THE COMPANIES RIGHT OF FIRST REFUSAL TO PURCHASE THE SECURITIES REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL BUSINESS OFFICE OF THE COMPANY.

     Under no circumstances shall any Transfer of any Shares subject hereto be valid until the proposed transferee thereof shall have executed and become a party to this Agreement and thereby shall have become subject to all of the provisions hereof; and notwithstanding any other provisions of this Agreement, no such Transfer of any kind shall in any event result in the non-applicability of the provisions hereof at any tine to any of the Shares subject hereto.

                          Termination of Joint Venture
                          ----------------------------

     7. Termination after the initial investment by Condor.

          a. In the event that Condor is in default of its' obligations as stated within section 4(a)(v), Tech shall reserve the right to purchase Condor's shares for the amount of funds invested to date by Condor, including any amounts invested in equipment (invoice amount) by Condor and any investments in reference to section 4(a)(iii), section 4(a)(iv) and section 4(a)(v), and

          b. In the event that Tech is unable to fulfill its' obligations as stated within section 4(b)(i), section 4(b)(ii), and section 4(b)(iii), within ninety (90) days of the effective date of this Agreement, Condor shall have the right, subject to the approval of the board of directors of both Condor and Konnect, to modify the conditions of this Agreement.

                               General Provisions
                               ------------------

     8.1 Notices: Any notices to be given by either party to the other shall be in writing and may be transmitted either by personal delivery or by mail, registered or certified, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph of this Agreement, but each party may change that address by written notice in accordance with this section. Notices delivered personally shall be deemed communicated as of the date of actual receipt. Mailed notices shall be deemed communicated as of five (5) days after the date of mailing.

     8.2 Attorneys' Fees and Costs: If this Agreement gives rise to a lawsuit or other legal proceeding between any of the parties hereto, the prevailing party shall be entitled to recover court costs, necessary disbursements (including expert witnesses' fees) and reasonable attorneys' fees, in addition to any other relief such party may be entitled.

     8.3 Entire Agreement: This Agreement supersedes any and all other agreements, either oral or in writing, between the parties hereto and contains all of the covenants and agreements between the parties with respect to this Agreement in any manner whatsoever. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement, or promise not contained in this Agreement shall be valid or binding.

     8.4 Modifications: Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

     8.5 Effect of Waiver: The failure of either party to insist on strict compliance with any of the terms, covenants, or conditions of this Agreement by the other party shall not be deemed a waiver of that term, covenant, or condition, nor shall any waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

     8.6 Partial Invalidity: If any provision in this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

     8.7 Law Governing Agreement: This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     8.8 Jurisdiction/Venue: Jurisdiction and venue for any dispute arising out of this Agreement shall be exclusively in the County of San Diego, State of California.

     8.9 Construction: If any construction is to be made of any provision of this Agreement, it shall not be construed against either party on the ground such party was the drafter of the Agreement or any particular provision.

     8.10 Time: Time is of the essence in this Agreement.

     8.11 Corporate Authorization: If any signatory of this Agreement is a corporation, said signatory represents and warrants that this Agreement and the undersigned's execution of this Agreement have been duly authorized and approved by the corporation's Board of Directors. The undersigned officers and representatives of the corporation(s) executing this Agreement on behalf of the corporation(s) represent and warrant they are officers of the corporation(s) with full authority to execute this Agreement on behalf of the corporation(s).

     8.12 Operational Issues: In the event that Condor is unable or unwilling to fulfill its obligations as set forth within section 4(a)(iii) and section 4(a)(iv), within five (5) business days from the submission of request for such by Konnect, as required to fulfill firm customer orders, Konnect shall have the right to obtain alternative financing on a case by case basis.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement, effective as of the date first above written.



                               CONDOR CAPITAL INC.





/s/ Lee E. Gahr                                   /S/ W. Patrick Batista
-------------------------------                   ------------------------------
By: Lee E. Gahr                                   By: W. Patrick Battista
Its: President / CEO                              Its: Secretary







                           TECH-CATALYST VENTURES INC.





/S/ Henk J. Offers                                /S/ Tilo Kunz
-------------------------------                   ------------------------------
By: Henk J. Offers                                By: Tilo Kunz
Its: President                                    Its: Director



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